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                                                                     Exhibit 4.3

                              CBOT HOLDINGS, INC.




             INCORPORATED UNDER  THE LAWS OF THE STATE OF DELAWARE


CLASS A COMMON STOCK [, SERIES A-__]                              CUSIP:  14984K

The transfer of shares of stock represented by this certificate is subject to the restrictions set forth on the reverse side.


THIS CERTIFIES THAT






is the record holder of


      FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, [SERIES A-__,] $.001 PAR VALUE PER SHARE, OF

                              CBOT HOLDINGS, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of the Certificate properly endorsed. [This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.]

In Witness whereof the Corporation has caused this Certificate to be executed and attested to by the manual or facsimile signatures of its duly authorized officers, under a facsimile of its corporate seal to be affixed hereto.


Dated:

COUNTERSIGNED AND REGISTERED:

       Transfer Agent and Registrar     Corporate Seal Here
                                                             President and Chief
                                                               Executive Officer
By



        Authorized Signature                                 Secretary


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                              CBOT HOLDINGS, INC.

  Upon request the Corporation will furnish any holder of shares of Common Stock of the Corporation, without charge, with a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of any class or series of capital stock of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -    Custodian
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right of                     under Uniform Gifts
          survivorship and not as tenants                    to Minors Act
          in common                                               (State)


                                           UNIF TRF MIN ACT - Custodian (until
                                                              age  )

                                                              under Uniform
                                                              Transfers
                                                              to Minors Act

                                                                  (State)

     Additional abbreviations may also be used though not in the above list

For Value received,                     hereby sells, assigns and transfers unto
                   ------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

  ------------------------------


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    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE,
                                  OF ASSIGNEE

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                                                                    Shares
--------------------------------------------------------------------

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

                                                                    Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------------
                                                X
                                                 -------------------------------

                                                X
                                                 -------------------------------
                                         NOTICE: The Signature(s) to this
                                                 assignment must correspond with
                                                 the name(s) as written upon the
                                                 face of the certificate in
                                                 every particular without
                                                 alteration or enlargement or
                                                 any change whatever.

Signature(s) Guaranteed:




By
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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15


     THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON _________, _____. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN ARTICLE IV(C) OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION (AS AMENDED, RESTATED, MODIFIED OR REPEALED IN ACCORDANCE WITH ITS TERMS) OF CBOT HOLDINGS, INC.(THE "COMPANY"). A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.